UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Holden Hills Phase 2 Partnership

On June 13, 2025 (Effective Date), Holden Hills Phase 2 GP, L.L.C., a Texas limited liability company, as the general partner (Phase 2 General Partner), Stratus Properties Operating Co., L.P., a Delaware limited partnership, as the sole Class A limited partner (Class A Limited Partner), both wholly-owned subsidiaries of Stratus Properties Inc. (Stratus), and SWPD Investments, LLC, an unrelated equity investor, as the sole Class B limited partner (Class B Limited Partner) entered into a limited partnership agreement (Phase 2 Partnership Agreement) of Holden Hills Phase 2, L.P. (Phase 2 Partnership) and other related agreements for the development of Holden Hills Phase 2 (Holden Hills Phase 2 Project).

The Holden Hills Phase 2 Project is Stratus’ approximately 570-acre mixed-use development located along Southwest Parkway in the southern portion of the Barton Creek community adjacent to Holden Hills Phase 1, Stratus’ 495-acre residential development. Stratus is planning both Holden Hills Phase 1 and Holden Hills Phase 2 as one interconnected development, branded as Holden Hills. Holden Hills Phase 2 is being designed as a mixed-use project, including a range of commercial and extensive residential uses, surrounded by outdoor recreational and greenspace amenities.

Pursuant to the Phase 2 Partnership Agreement, the partners have made the following initial capital contributions: (i) the Class A Limited Partner contributed the Holden Hills Phase 2 land and related personal property at an agreed value of approximately $95.7 million, which reflects an agreed land value of $86.9 million and Stratus’ Tecoma Circle infrastructure investment of approximately $8.8 million, and (ii) the Class B Limited Partner contributed approximately $47.9 million in cash. Following the Class B Limited Partner's initial capital contribution, approximately $47.9 million of cash was distributed by the Phase 2 Partnership to the Class A Limited Partner. As a result of these transactions, Stratus holds, indirectly through its wholly-owned subsidiaries, a 50% equity capital interest in the Phase 2 Partnership, and the Class B Limited Partner holds the remaining 50% equity capital interest in the Phase 2 Partnership. Generally, after the initial distribution described above, distributions will be made to the partners in accordance with their relative equity capital interests. The initial purposes of the Phase 2 Partnership do not include the development or construction of horizontal or vertical improvements (each, a “Future Project”), and the commencement of any Future Project will require the approval of all partners. The Phase 2 Partnership will reimburse the Class A Limited Partner for certain initial project costs of approximately $0.8 million within a reasonable time after the Effective Date.

In addition to each partner’s initial capital contribution, upon the call of the Phase 2 General Partner from time to time, the partners are obligated to make additional capital contributions for certain Phase 2 Partnership costs and expenses defined as “mandatory,” such as property taxes and debt service payments, within available unused reserves in the then-current approved budget or as otherwise approved by the partners. Stratus guaranteed the additional capital contribution obligations of the Phase 2 General Partner and the Class A Limited Partner.

The Phase 2 Partnership is working to establish a separate revolving credit facility for the Holden Hills Phase 2 Project (Holden Hills Phase 2 Revolving Credit Facility), which is expected to be sized as needed for future operating costs. The Holden Hills Phase 2 Partnership intends to use the facility to reimburse the Class A Limited Partner for the approximately $0.8 million initial project costs, as described above, fund the approved operating budget for 2025, and fund future partnership activities approved by the partners.

The Phase 2 General Partner has the authority to manage the Phase 2 Partnership’s business, subject to approval rights given to the partners for specified “Major Decisions,” including but not limited to:

•operating and Future Project budgets (as applicable), the business plan, and amendments thereto;
•commencement of any Future Project;

•sales, leases or transfers of any portion of the Holden Hills Phase 2 Project or any Future Project to any partner, affiliate of any partner, or to any unaffiliated third party other than as contemplated in the business plan;
•payments, transactions or agreements between the Phase 2 Partnership and any partner or its affiliates not already approved;
•incurring any debt, mortgage or guaranty;
•capital calls in excess of the initial capital commitment or otherwise as provided in the Phase 2 Partnership Agreement;
•issuance or redemption of Phase 2 Partnership interests, or admitting a new partner;
•direct or indirect transfers of the Phase 2 General Partner or Class A Limited Partner’s interests in the Phase 2 Partnership, except for certain carve-outs including Stratus stock transfers and beneficial ownership changes, and for any transfers in connection with mergers, reorganizations, sales of all or substantially all assets or similar transactions of or by Stratus; and
•direct or indirect transfers of the Class B Limited Partner’s interest in the Phase 2 Partnership, except for permitted assignments as described in the Phase 2 Partnership Agreement.

Determinations of the Phase 2 Partnership regarding whether to assert, defend, or settle claims, and the terms of such claims, under any agreement between the Phase 2 Partnership and affiliates of Stratus are determined on behalf of the Phase 2 Partnership by the Class B Limited Partner.

Pursuant to the Phase 2 Partnership Agreement’s buy-sell provision, any partner can initiate the buy-sell at any time by written notice to the other partner, specifying the buyout price.

The Phase 2 Partnership interests are subject to substantial restrictions on direct and indirect transfers under the Phase 2 Partnership Agreement and applicable law. Generally, direct and indirect transfers other than to specified permitted transferees require partner consent and such transfer is subject to a right of first refusal by the non-transferring partners. Removal of the Phase 2 General Partner is limited to “cause” as described in the Phase 2 Partnership Agreement.

Pursuant to an asset management agreement between the Phase 2 Partnership and the Phase 2 General Partner, the Phase 2 Partnership has agreed to pay the Phase 2 General Partner management fees equal to $39,875.00 per month (prorated for any partial month) for the first 12 months after the Effective Date and thereafter subject to adjustment as may be agreed by the Phase 2 Partnership, the Class B Limited Partner and the Phase 2 General Partner, plus 4% of the hard costs of the landscaping and site clearing approved in the initial operating budget.

The partners have approved an initial business plan for the Holden Hills Phase 2 Project and operating budget, each through December 31, 2025. The Phase 2 General Partner will annually prepare and deliver to the other partners a proposed business plan and annual operating budget, subject to approval of the partners. Expenditures that would result in certain overages with respect to the approved annual operating budget are subject to approval of the partners. Future Projects, including related Future Project budgets, are subject to approval of all partners.

On the Effective Date, and in anticipation of the Holden Hills Phase 2 Revolving Credit Facility, Comerica Bank released the Holden Hills Phase 2 property from the collateral pool for Stratus’ Comerica Bank revolving credit facility and the borrowing base under the facility was reduced from $54.1 million to $23.3 million, pursuant to the terms of the loan agreement.

Amendment to Holden Hill Phase 1 Partnership Agreement

On June 13, 2025, Holden Hills GP, L.L.C., the Class A Limited Partner, and Bartoni, LLC, an unrelated equity investor, as the sole Class B limited partner, entered into the First Amendment to the Amended and Restated Limited Partnership Agreement (Phase 1 Partnership Amendment) of Holden Hills, L.P. (Phase 1 Partnership), which amended the Amended and Restated Limited Partnership Agreement, effective

January 31, 2023, of the Phase 1 Partnership (Phase 1 Partnership Agreement). The Phase 1 Partnership Amendment amended certain provisions to more closely align the Phase 1 Partnership Agreement with the Phase 2 Partnership Agreement described above, including that any partner can initiate a buy-sell at any time by written notice to the other partner.

The foregoing summary of the Phase 2 Partnership Agreement, the Phase 1 Partnership Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Phase 2 Partnership Agreement and Phase 1 Amendment, copies of which will be filed as an exhibit to Stratus’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Item 8.01. Other Events.

Stratus’ Board of Directors (Board) has approved an increase to Stratus’ share repurchase program from $5.0 million to up to $25.0 million of Stratus’ common stock. As of June 20, 2025, Stratus had repurchased $2.0 million under the program, leaving $23.0 million available for future purchases. The repurchase program authorizes Stratus, in management’s and the Capital Committee of the Board’s discretion, to repurchase shares from time to time, subject to market conditions and other factors.

CAUTIONARY STATEMENT
This report contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact, such as plans, projections or expectations related to the planning, financing (including the potential Holden Hills Phase 2 Revolving Credit Facility) and development of Holden Hills Phase 2, projected costs, other plans and objectives of management for future operations and development projects, and potential future cash returns to stockholders, including the timing and amount of repurchases under Stratus’ share repurchase program. The words “anticipate,” “may,” “can,” “plan,” “believe,” “potential,” “estimate,” “expect,” “project,” "target," “intend,” “likely,” “will,” “should,” “to be” and any similar expressions and/or statements are intended to identify those assertions as forward-looking statements.

Under Stratus’ Comerica Bank debt agreements, Stratus is not permitted to repurchase its common stock in excess of $1.0 million or pay dividends on its common stock without Comerica Bank’s prior written consent, which Stratus obtained in connection with its current $25.0 million share repurchase program. Any future declaration of dividends or decision to repurchase Stratus’ common stock outside of the approved share repurchase program is at the discretion of Stratus’ Board, subject to restrictions under Stratus’ Comerica Bank debt agreements, and will depend on Stratus’ financial results, cash requirements, projected compliance with covenants in its debt agreements, outlook and other factors deemed relevant by the Board. Stratus’ future debt agreements, future refinancings of or amendments to existing debt agreements or other future agreements may restrict Stratus’ ability to declare dividends or repurchase shares.

Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to execute profitably on its development plan for Holden Hills Phase 2, the availability and terms of debt financing for the development of Holden Hills Phase 2, Stratus’ ability to implement its business strategy successfully, including its ability to develop, finance, construct and sell or lease properties on terms its Board considers acceptable, increases in operating and construction costs, including real estate taxes, maintenance and insurance costs, and the cost of building materials and labor, elevated inflation and interest rates, the effect of changes in tariffs and trade policies, including threatened tariffs, supply chain constraints, defaults by contractors and subcontractors, declines in the market value of Stratus’ assets, market conditions or corporate developments that could preclude, impair or delay any opportunities with respect to plans to sell, recapitalize or refinance properties, a decrease in the demand for real estate in select markets in Texas where Stratus operates, particularly in Austin, changes in economic, market, tax, business and geopolitical conditions, potential U.S. or local economic downturn or recession, Stratus’ ability to enter into and maintain joint ventures, partnerships or other strategic relationships, including risks associated with such joint ventures, Stratus’ ability to obtain various entitlements and permits, environmental and litigation risks, including the timing and resolution of the ongoing litigation challenging Texas Senate Bill 2038 (the ETJ Law) and Stratus’ ability to implement revised development plans in light of the ETJ Law, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2024, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, each filed with the Securities and Exchange Commission.

Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:	/s/ Spencer Bailey Edwards
Spencer Bailey Edwards
Vice President - Finance (authorized signatory)

Date: June 20, 2025